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                          Prudential Diversified Funds
                       Supplement dated February 26, 1999

The following replaces the second paragraph under "Management of the Trust--Advisers--Jennison Associates LLC"

    As of December 31, 1998, Jennison had over $46 billion in assets under management for institutional and mutual fund clients. Jennison employs a team approach to portfolio management. The Jennison team adheres to a highly disciplined investment management process of identifying investment opportunities. This process is so disciplined that there is a substantial overlap in securities recommended by Jennison's research team and subsequently placed in all of the large cap growth equity portfolios managed by Jennison. Since February 1999, James N. Kannry and Kathleen A. McCarragher have been responsible for the day-to-day management of the Fund segments managed by Jennison. Mr. Kannry, a Director and Executive Vice President of Jennison, has been part of the Jennison team since 1972. He spent more than a dozen years as part of Jennison's research team before assuming portfolio management responsibilities several years ago. Mr. Kannry received his MBA from New York University in 1988 and his BA from City College of New York in 1965. He holds a Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison's Growth Equity Investment Strategist, having joined Jennison last year after a 20 year investment career, including positions at Weiss, Peck & Greer (1992-1998) and State Street Research and Management Company, where she was a member of the Investment Committee. Ms. McCarragher received her MBA from Harvard Business School in 1982 and her BBA summa cum laude in Finance from the University of Wisconsin in 1977.

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